DREYFUS
BALANCED FUND, INC.

Seeks long-term capital growth
and current income

PROSPECTUS January 1, 2002

As revised, August 28, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                          CONTENTS

                                          THE FUND
                      --------------------------------

What every investor                     1  Goal/Approach
should know about
the fund                                2 Main Risks

                                        4 Past Performance

                                        5 Expenses

                                        6 Management

                                        7 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

Information                             8 Account Policies
for managing your
fund account                           10 Distributions and Taxes

                                       11 Services for Fund Investors

                                       12 Instructions for Regular Accounts

                                       13 Instructions for IRAs

                                          FOR MORE INFORMATION
                      -------------------------------------------------

Where to learn more                       Back Cover
about this and other
Dreyfus funds

Dreyfus Balanced Fund, Inc.
----------------------

Ticker Symbol: DRBAX

The Fund

GOAL/APPROACH


The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in a diversified mix of stocks and investment grade bonds of both U.S. and foreign issuers.

The fund's normal asset allocation is approximately 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in bonds. In allocating assets between stocks and bonds, the portfolio managers assess the relative return and risks of each asset class, analyzing several factors, including interest rate adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

In choosing stocks, the fund employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager uses fundamental analysis to create a broadly diversified core portfolio comprised of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth

*    GROWTH, in this case the sustainability or growth of earnings or cash flow

*    FINANCIAL PROFILE, which measures the financial health of the company

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

The fund's fixed-income securities may include U.S. government bonds and notes, corporate bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, inflation-indexed bonds, and foreign bonds.

Generally, the fund seeks to maintain a fixed-income portfolio with an investment grade (BBB/Baa) average credit quality. However, the fund may invest up to 20% of its assets in lower-rated securities ("high yield" or "junk" bonds). The fund will not invest in securities rated lower than B. The fund has the flexibility to shift its investment focus among different fixed-income securities, based on market conditions and other factors. In choosing market sectors and securities for investment, the issuer's financial strength and the current state and long-term outlook of its industry or sector are reviewed. Current and forecasted interest rate and liquidity conditions also are important factors in this regard.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand


BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of "AAA" or "Aaa" (highly unlikely to default) through a low of "D" (companies already in default).

FUNDAMENTAL ANALYSIS: a method of securities valuation that attempts to measure a security's intrinsic value by analyzing "real" data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.).


The Fund       1


MAIN RISKS


The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the fund will be affected by its asset allocation. If the fund favors an asset class during a period when that class underperforms, performance may be hurt. The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), swaps and other credit derivatives, CMOs, stripped mortgage-backed securities and asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

* LEVERAGING RISK. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund's gains or losses.

* SHORT SALE RISK. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

The fund's investments in equity securities also are subject to the following principal risks:

* VALUE STOCK RISK. The fund's investments in value stocks are subject to the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

* GROWTH STOCK RISK. Because the stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns.

* MIDSIZE COMPANY STOCK RISK. Investments in midsize company stocks tend to be more volatile than large company stocks and could have a disproportionate effect on performance.


2




* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The fund's investments in bonds also are subject to the following principal risks:

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the bond portion of the fund, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although the fund's bond investments are primarily in investment grade bonds, it may invest to a limited extent in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* INFLATION-INDEXED BOND RISK. The principal value or the coupon rate of an inflation-indexed bond is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


The fund may lend its securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund       3



PAST PERFORMANCE

The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P 500((reg.tm)), a widely recognized unmanaged index of stock performance; the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of bond performance; and a customized blended index composed of 60% S&P 500((reg.tm) )and 40% Lehman Brothers Aggregate Bond Index. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

        10.84   3.98     25.04   11.62   17.43   9.69    10.21   1.97    -4.46

92      93      94       95      96      97      98      99      00      01



BEST QUARTER:                    Q4 '98                           +10.83%


WORST QUARTER:                   Q3 '01                           -12.59%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/02 WAS -10.40%.




Average annual total returns AS OF 12/31/01

                                                                                                                  Since
                                                                                                                 inception
                                                            1 Year                     5 Years                   (9/30/92)
------------------------------------------------------------------------------------------------------------------------------------

FUND
RETURNS BEFORE TAXES                                        -4.46%                     6.70%                      9.27%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            -5.37%                     3.87%                      6.69%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                         -2.72%                     4.43%                      6.62%

S&P 500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                    -11.88%                    10.70%                     13.75%

LEHMAN BROTHERS
AGGREGATE
BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      8.44%                     7.43%                      7.04%

CUSTOMIZED
BLENDED INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     -3.75%                     5.28%                     11.36%


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.60%

Shareholder services fee                                                0.00%

Other expenses                                                          0.21%
--------------------------------------------------------------------------------

TOTAL                                                                   0.81%
--------------------------------------------------------------------------------

Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$83                                $259                                  $450                                  $1,002



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund       5





MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $188 billion in over 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $588 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

Douglas Ramos has managed the fund's asset allocation and the equity portion of the fund's portfolio, a position he has held since joining Dreyfus in July 1997. He is also co-director of Dreyfus equity research. Since December 2001, the Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the fixed-income portion of the fund's portfolio. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed-income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights and recommend securities for investment.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

6


FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                               YEAR ENDED AUGUST 31,

                                                                                 2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.42      16.51     15.19      18.15      15.13

 Investment operations:  Investment income -- net                               .39(1)     .41(1)    .42(1)       .47        .45

                         Net realized and unrealized gain (loss)
                         on investments                                        (1.65)       1.54      2.43      (.88)       3.65

 Total from investment operations                                              (1.26)       1.95      2.85      (.41)       4.10

 Distributions:          Dividends from investment income -- net                (.39)      (.43)     (.45)      (.46)      (.44)

                         Dividends from net realized gain
                         on investments                                         (.61)     (1.61)    (1.08)     (2.09)      (.64)

 Total distributions                                                           (1.00)     (2.04)    (1.53)     (2.55)     (1.08)

 Net asset value, end of period                                                 14.16      16.42     16.51      15.19      18.15

 Total return (%)                                                              (7.87)      12.62     19.37     (2.99)      28.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                            .81        .96       .94        .91        .96

 Ratio of interest expense to average net assets (%)                               --      .00(2)      .03         --         --

 Ratio of net investment income to average net assets (%)                        2.60       2.54      2.62       2.76       2.71

 Portfolio turnover rate (%)                                                   294.70     160.38    162.40     177.85     235.56
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        195,010    198,578   188,215    359,521    347,259

(1) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2 )AMOUNT REPRESENTS LESS THAN .01%.

The Fund       7



Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

--------------------------------------------------------------------------------

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100
                                                     $500 FOR DREYFUS
                                                     TELETRANSFER INVESTMENTS

TRADITIONAL IRAS               $750                  NO MINIMUM

SPOUSAL IRAS                   $750                  NO MINIMUM

ROTH IRAS                      $750                  NO MINIMUM

EDUCATION SAVINGS              $500                  NO MINIMUM
ACCOUNTS                                             AFTER THE FIRST YEAR

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

8



Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                  Minimum               Maximum
--------------------------------------------------------------------------------

CHECK                    NO MINIMUM            $250,000 PER DAY

WIRE                     $1,000                $500,000 FOR JOINT ACCOUNTS
                                               EVERY 30 DAYS

DREYFUS                  $500                  $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                   EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment       9




DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income quarterly, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for                Tax rate for

distribution             10% or 15% bracket          27% bracket or above
--------------------------------------------------------------------------------

INCOME                   ORDINARY                    ORDINARY
DIVIDENDS                INCOME RATE                 INCOME RATE

SHORT-TERM               ORDINARY                    ORDINARY
CAPITAL GAINS            INCOME RATE                 INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                      18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

10




SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              one Dreyfus fund into another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.



Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.


Dreyfus Express(SM)
voice-activated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.


Retirement plans


Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

* for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561


*    for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call
     1-800-358-0910


Your Investment       11




INSTRUCTIONS FOR REGULAR ACCOUNTS

 TO OPEN AN ACCOUNT                     TO ADD TO AN ACCOUNT                           TO SELL SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
          In Writing                    Fill out an investment slip, and write your    Write a letter of instruction that includes:
                                        account number on your check.
 Complete the application.                                                             * your name(s) and signature(s)
                                        Mail the slip and the check to:                * your account number
 Mail your application and a check to:  The Dreyfus Family of Funds                    * the fund name
 The Dreyfus Family of Funds            P.O. Box 105, Newark, NJ 07101-0105            * the dollar amount you want to sell
 P.O. Box 9299, Boston MA 02205-8553                                                   * how and where to send the proceeds

                                                                                       Obtain a signature guarantee or
                                                                                       documentation, if required (see "Account
                                                                                       Policies -- Selling Shares").

                                                                                       Mail your request to:
                                                                                       The Dreyfus Family of Funds
                                                                                       P.O. Box 9263, Boston, MA 02205

------------------------------------------------------------------------------------------------------------------------------------

       By Telephone

WIRE  Have your bank send your           WIRE  Have your bank send your               WIRE  Be sure the fund has your bank account
investment to The Bank of New York,      investment to The Bank of New York,          information on file. Call us to
with these instructions:                 with these instructions:                     request your transaction.
                                                                                      Proceeds will be wired to your bank.
* ABA# 021000018                         * ABA# 021000018
* DDA# 8900117176                        * DDA# 8900117176                            DREYFUS TELETRANSFER  Be sure the fund has
* the fund name                          * the fund name                              your bank account information on
* your Social Security or tax ID number  * your account number                        file. Call us to request your transaction.
* name(s) of investor(s)                 * name(s) of investor(s)                     Proceeds will be sent to your bank by
                                                                                      electronic check.
Call us to obtain an account number.     ELECTRONIC CHECK  Same as wire, but insert
Return your application.                 "1111" before your account number.           CHECK  Call us to request your transaction.
                                                                                      A check will be sent to the address of record.
                                         DREYFUS TELETRANSFER  Request Dreyfus
                                         TeleTransfer on your application. Call us
                                         to request your transaction.

------------------------------------------------------------------------------------------------------------------------------------
     Automatically

WITH AN INITIAL INVESTMENT  Indicate         ALL SERVICES  Call us to request a form to   DREYFUS AUTOMATIC WITHDRAWAL PLAN  Call us
on your application which automatic          add any automatic investing service          to request a form to add the plan.
service(s) you want. Return                  (see "Services for Fund Investors").         Complete the form, specifying the
your application with your investment.       Complete and return the forms along with     amount and frequency of withdrawals
                                             any other required materials.                you would like.
WITHOUT ANY INITIAL INVESTMENT  Check
the Dreyfus Step Program option on your                                                   Be sure to maintain an account balance
application. Return your application, then                                                of $5,000 or more.
complete the additional materials
when they are sent to you.

------------------------------------------------------------------------------------------------------------------------------------
            Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another.
Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear.
Electronic checks usually are available without a fee at all Automated Clearing
House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452

Make checks payable to:
THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

12






INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT                           TO SELL SHARES

            In Writing                       Fill out an investment slip, and write your    Write a letter of instruction that
                                             account number on your check. Indicate         includes:
Complete an IRA application, making sure     the year the contribution is for.              * your name and signature
to specify the fund name and to indicate                                                    * your account number
the year the contribution is for.            Mail in the slip and the check (see "To Open   * the fund name
                                             an Account" at left).                          * the dollar amount you want to sell
Mail your application and a check to:                                                       * how and where to send the proceeds
The Dreyfus Trust Company, Custodian                                                        * whether the distribution is qualified
P.O. Box 9552, Boston, MA 02205-8568                                                          or premature
                                                                                            * whether the 10% TEFRA should be withh

                                                                                            Obtain a signature guarantee or other
                                                                                            documentation, if required (see "Account
                                                                                            Policies -- Selling Shares").

                                                                                            Mail in your request (see "To Open an A

------------------------------------------------------------------------------------------------------------------------------------

           By Telephone                      WIRE  Have your bank send your
                                             investment to The Bank of New York,
               ----------------              with these instructions:                               ---------------

                                             * ABA# 021000018
                                             * DDA# 8900117176
                                             * the fund name
                                             * your account number
                                             * name of investor
                                             * the contribution year

                                             ELECTRONIC CHECK  Same as wire, but insert
                                             "1111" before your account number.

                                             TELEPHONE CONTRIBUTION  Call to request us
                                             to move money from a regular Dreyfus
                                             account to an IRA (both accounts must
                                             be held in the same shareholder name)


------------------------------------------------------------------------------------------------------------------------------------
           Automatically

WITHOUT ANY INITIAL INVESTMENT  Call us      ALL SERVICES  Call us to request a form to
to request a Dreyfus Step Program form.      add an automatic investing service (see        SYSTEMATIC WITHDRAWAL PLAN  Call us
Complete and return the form along with      "Services for Fund Investors"). Complete       to request instructions to establish the
your application.                            and return the form along with any             plan.
                                             other required materials.

                                             All contributions will count as current year.


------------------------------------------------------------------------------------------------------------------------------------
           Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account application.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452

Make checks payable to:
THE DREYFUS TRUST COMPANY, CUSTODIAN

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment       13



FOR MORE INFORMATION

Dreyfus Balanced Fund, Inc.
---------------------------
SEC file number:  811-7068

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
222P0802